                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): November 5, 2003

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)


             Delaware                    0-27354                65-0403311
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  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
         of incorporation                                   Identification No.)



                              30381 Huntwood Avenue
                                Hayward, CA 94544
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000
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Item 9.  Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.

         The following information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition and pursuant to Item 9 - Regulation FD Disclosure on this Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On November 5, 2003, the Company issued a press release announcing its results of operations for the three and nine months ended September 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Impax Laboratories, Inc.



Date: November 5, 2003                                By: /s/ Cornel C. Spiegler
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                                                         Chief Financial Officer